CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Form S-8 Registration Statement of our report dated January 6, 2000 included in Biozhem Cosmeceutical, Inc.'s Form 10K-SB for the year ended September 30, 1999.


                                                CORBIN & WERTZ

Irvine, California
October 20, 2000